2Q'17 Financial Results July 21, 2017 Exhibit 99.3

2 Cautionary Statement Regarding Forward-Looking Statements The following slides are part of a presentation by Synchrony Financial in connection with reporting quarterly financial results. No representation is made that the information in these slides is complete. For additional information, see the earnings release and financial supplement included as exhibits to our Current Report on Form 8-K filed today and available on our website (www.synchronyfinancial.com) and the SEC's website (www.sec.gov). All references to net earnings and net income are intended to have the same meaning. This presentation contains certain forward-looking statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. Forward-looking statements may be identified by words such as “expects,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “targets,” “outlook,” “estimates,” “will,” “should,” “may” or words of similar meaning, but these words are not the exclusive means of identifying forward-looking statements. Forward-looking statements are based on management's current expectations and assumptions, and are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, actual results could differ materially from those indicated in these forward-looking statements. Factors that could cause actual results to differ materially include global political, economic, business, competitive, market, regulatory and other factors and risks, such as: the impact of macroeconomic conditions and whether industry trends we have identified develop as anticipated; retaining existing partners and attracting new partners, concentration of our revenue in a small number of Retail Card partners, promotion and support of our products by our partners, and financial performance of our partners; cyber-attacks or other security breaches; higher borrowing costs and adverse financial market conditions impacting our funding and liquidity, and any reduction in our credit ratings; our ability to securitize our loans, occurrence of an early amortization of our securitization facilities, loss of the right to service or subservice our securitized loans, and lower payment rates on our securitized loans; our ability to grow our deposits in the future; changes in market interest rates and the impact of any margin compression; effectiveness of our risk management processes and procedures, reliance on models which may be inaccurate or misinterpreted, our ability to manage our credit risk, the sufficiency of our allowance for loan losses and the accuracy of the assumptions or estimates used in preparing our financial statements; our ability to offset increases in our costs in retailer share arrangements; competition in the consumer finance industry; our concentration in the U.S. consumer credit market; our ability to successfully develop and commercialize new or enhanced products and services; our ability to realize the value of strategic investments; reductions in interchange fees; fraudulent activity; failure of third parties to provide various services that are important to our operations; disruptions in the operations of our computer systems and data centers; international risks and compliance and regulatory risks and costs associated with international operations; alleged infringement of intellectual property rights of others and our ability to protect our intellectual property; litigation and regulatory actions; damage to our reputation; our ability to attract, retain and motivate key officers and employees; tax legislation initiatives or challenges to our tax positions and state sales tax rules and regulations; a material indemnification obligation to GE under the tax sharing and separation agreement with GE if we cause the split-off from GE or certain preliminary transactions to fail to qualify for tax-free treatment or in the case of certain significant transfers of our stock following the split-off; regulation, supervision, examination and enforcement of our business by governmental authorities, the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the impact of the Consumer Financial Protection Bureau's regulation of our business; impact of capital adequacy rules and liquidity requirements; restrictions that limit our ability to pay dividends and repurchase our common stock, and restrictions that limit Synchrony Bank's ability to pay dividends to us; regulations relating to privacy, information security and data protection; use of third- party vendors and ongoing third-party business relationships; and failure to comply with anti-money laundering and anti-terrorism financing laws. For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements that are included elsewhere in this presentation and in our public filings, including under the heading “Risk Factors” in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2016, as filed on February 23, 2017. You should not consider any list of such factors to be an exhaustive statement of all of the risks, uncertainties, or potentially inaccurate assumptions that could cause our current expectations or beliefs to change. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law. Differences between this presentation and the supplemental financials may occur due to rounding. Non-GAAP Measures The information provided herein includes certain capital ratios, which are not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). The reconciliations of such measures to the most directly comparable GAAP measures are included in the appendix of this presentation. Disclaimers

3 2Q'17 Highlights • $496 million Net Earnings, $0.61 diluted EPS • Strong growth metrics ‒ Loan Receivables up 11% ‒ Net Interest Income up 13% ‒ Purchase Volume up 6% ‒ Digital growth of 18%, digital penetration of 23% ‒ Average Active Accounts up 5% • Net Charge-Offs 5.42% compared to 4.51% in the prior year • Provision for Loan Losses up 30% driven by credit normalization and growth • Efficiency Ratio 30.1% compared to 31.9% in the prior year • Deposits up $6.5 billion compared to prior year, comprising 72% of funding • Strong capital and liquidity ‒ 17.4% CET1 & $15.3 billion liquid assets • Announced new capital plan increasing quarterly dividend to $0.15 and $1.64 billion of share repurchases Financial Highlights (b) CET1 % calculated under the Basel III transitional guidelines (b) Business Highlights • Renewed key relationships • Signed a new partnership • Launched new programs (a) (a) Digital statistics presented are for consumer purchases in our Retail Card platform, excluding Oil and Gas partners

4 Growth Metrics 2Q'16 2Q'17 2Q'16 2Q'17 2Q'16 2Q'17 2Q'16 2Q'17 +6% Purchase Volume $ in billions Loan Receivables $ in billions Average Active Accounts in millions Interest and Fees on Loans $ in millions $31.5 $33.5 $68.3 $75.5 $3,927 $3,494 68.6 65.5 +5% +12% +11%

Platform Results [a]

Retail Card
Loan Receivables, $ in billions



+10%
$46.7
$51.5

	2Q'16	2Q'17	V%
Purchase Volume	$25.4	$27.2	+7%
Accounts	52.2	54.1	+3%
Interest and Fees on Loans	$2,585	$2,900	+12%

- Strong Loan Receivables growth across partner programs
- Interest and Fees on Loans up 12% driven by Loan Receivables growth

Payment Solutions
Loan Receivables, $ in billions



+11%
$14.0
$15.6

	2Q'16	2Q'17	V%
Purchase Volume	$3.7	$3.9	+6% [b]
Accounts	8.2	9.0	+11%
Interest and Fees on Loans	$467	$533	+14%

- Broad-based Loan Receivables growth led by furnishing and auto
- Interest and Fees on Loans up 14% driven by Loan Receivables growth

CareCredit
Loan Receivables, $ in billions



+11%
$7.6
$8.4

	2Q'16	2Q'17	V%
Purchase Volume	$2.2	$2.4	+11%
Accounts	5.1	5.5	+10%
Interest and Fees on Loans	$442	$494	+12%

- Loan Receivables growth led by dental and veterinary
- Interest and Fees on Loans up 12% driven by Loan Receivables growth

(a) Accounts represent Average Active Accounts in millions, which are credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month. Purchase Volume $ in billions and Interest and Fees on Loans $ in millions

(b) Purchase volume for Payment Solutions for 2Q'16 shown above has been adjusted to exclude purchase volume of $0.2 billion related to hhgregg, for which there was no corresponding purchase volume in 2Q'17. Without adjusting for this activity, Payment Solutions purchase volume increased 1% compared to prior year synchrony FINANCIAL

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6 Financial Results Summary Earnings Statement 2Q’17 Highlights $ in millions, except ratios Total interest income $3,970 $3,515 $455 13% Total interest expense 333 303 (30) (10)% Net interest income (NII) 3,637 3,212 425 13% Retailer share arrangements (RSA) (669) (664) (5) (1)% NII, after RSA 2,968 2,548 420 16% Provision for loan losses 1,326 1,021 (305) (30)% Other income 57 83 (26) (31)% Other expense 911 839 (72) (9)% Pre-Tax earnings 788 771 17 2% Provision for income taxes 292 282 (10) (4)% Net earnings $496 $489 $7 1% Return on assets 2.2% 2.4% (0.2)pts. 2Q'17 2Q'16% $ B/(W) • $496 million Net Earnings • 2.2% Return on Assets • Net Interest Income up 13% driven by growth in Loan Receivables ‒ Interest and Fees on Loans up 12% driven by average Loan Receivables growth ‒ Interest Expense increase driven by growth • Retailer Share Arrangements flat ‒ Increases driven by growth and margin improvement were largely offset by higher Provisions and Loyalty costs • Provision for Loan Losses up 30% driven by credit normalization and growth ‒ Net Charge-Offs of 5.42% compared to 4.51% in the prior year • Other Income down 31% ‒ Primarily driven by Loyalty increase due to growth and higher redemption in one of our programs

7 Net Interest Income 2Q’17 Highlights • Net Interest Income increased 13% compared to prior year driven by growth in Loan Receivables ‒ Interest and Fees on Loans increased 12% compared to prior year driven by average Loan Receivables growth • Net Interest Margin up 26bps. ‒ Loan Receivables mix as a percent of total Earning Assets increased from 82.1% to 82.3% ‒ Loan Receivables yield 21.26%, up 15bps. versus prior year ‒ Total Interest-Bearing Liabilities cost decreased 2bps. to 1.86%, due to more favorable funding mix 2Q'16 2Q'17 Net Interest Income $ in millions, % of average Interest-Earning Assets 15.94% 16.20% +13% $3,212 $3,637

8 Asset Quality Metrics 2Q'15 3Q'15 4Q'15 1Q'16 2Q'16 3Q'16 4Q'16 1Q'17 2Q'17 Allowance for Loan Losses $ in millions, % of period-end Loan Receivables 2Q'15 3Q'15 4Q'15 1Q'16 2Q'16 3Q'16 4Q'16 1Q'17 2Q'17 2Q'15 3Q'15 4Q'15 1Q'16 2Q'16 3Q'16 4Q'16 1Q'17 2Q'17 Net Charge-Offs $ in millions, % of average Loan Receivables including held for sale 30+ Days Past Due $ in millions, % of period-end Loan Receivables 90+ Days Past Due $ in millions, % of period-end Loan Receivables 2Q'15 3Q'15 4Q'15 1Q'16 2Q'16 3Q'16 4Q'16 1Q'17 2Q'17 5.38% $3,302 5.31% $3,371 5.12% $3,497 5.50% $3,620 5.70% $3,894 $933 1.52% $1,102 1.73% $1,273 1.86% $1,212 1.84% $1,143 1.67% $1,334 1.89% 5.82% $4,115 $1,546 2.03% $4,344 5.69% $1,508 2.06% $4,676 6.37% $1,435 1.90% $5,001 6.63% $2,772 $2,171 $2,553 $2,538 $2,585 4.02% 3.53% 4.06% 3.85% 3.79% $3,008 4.26% $3,295 4.32% $3,120 4.25% 4.25% $3,208 $693 $633 $697 $780 $747 $765 $847 4.64% 4.03% 4.25% 4.74% 4.51% 4.39% 4.65% 5.33% $974 5.42% $1,001

9 2Q'16 2Q'17 Other Expense Employee Costs $301 $321 $20 7% Professional Fees 154 158 4 3% Marketing/BD 107 124 17 16% Information Processing 81 88 7 9% Other 196 220 24 12% Other Expense $839 $911 $72 9% Efficiency 31.9% 30.1% (1.8)pts. (a) “Other Expense” divided by sum of “NII, after RSA” plus “Other Income” (1) V$ V% +9% (a) 2Q’17 Highlights Other Expense $ in millions $839 $911 • Other expense up 9% ‒ Other expense increase driven primarily by growth • Efficiency Ratio 30.1% vs. 31.9% prior year ‒ Positive operating leverage while funding strategic investments in digital and analytics

10 2Q'16 2Q'17 Funding, Capital and Liquidity (b) 2Q'16 2Q'17 Liquid Assets $14.0 $15.3 Undrawn Credit Facilities 7.0 6.6 Total Liquidity $21.0 $21.9 Basel III (fully phased-in) 18.0% 17.2% Liquidity % of Total Assets, $ in billions 24.1% 25.5% Capital Ratios Common Equity Tier 1% - Basel III transitional (c) Does not include unencumbered assets in the Bank that could be pledged (c) (a) Estimated percentages and amounts (b) Calculated under the Basel III transition guidelines 18.5% 17.4% (a) $46.4 $52.9 $12.2 $12.2 $7.1 $8.5 2Q'16 2Q'17 Funding Sources $ in billions Variance Deposits 71% 72% +1pts. Securitization 18% 17% (1)pts. 3rd Party Debt 11% 11% - pts. $73.6 Deposits Securitization 3rd Party Debt V$ $65.7 +$1.4 $ - +$6.5

11 2Q'17 Wrap Up • Net Earnings of $496 million or $0.61 Earnings Per Diluted Share • Strong growth metrics ‒ Loan Receivables up 11% ‒ Net Interest Income up 13% ‒ Purchase Volume up 6% ‒ Average Active Accounts up 5% • Signed a new partnership with zulily • Launched new programs with Nissan and Infiniti • Renewed key partners: MEGA Group USA, City Furniture and National Veterinary Associates • Fast-growing deposit platform—Deposits at $52.9 billion comprising 72% of funding • Strong balance sheet, $15.3 billion of Liquid Assets and 17.4% CET1 • Announced new capital plan increasing quarterly dividend to $0.15 and $1.64 billion of share repurchases (a) CET1 % calculated under the Basel III transition guidelines (a)

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13 Appendix

14 Non-GAAP Reconciliation We present certain capital ratios. Our Basel III Tier 1 common ratio, calculated on a fully phased-in basis, is a preliminary estimate reflecting management’s interpretation of the final Basel III capital rules adopted in July 2013 by the Federal Reserve Board, which have not been fully implemented, and our estimate and interpretations are subject to, among other things, ongoing regulatory review and implementation guidance. This ratio is not currently required by regulators to be disclosed, and therefore is considered a non-GAAP measure. We believe this capital ratio is a useful measure to investors because it is widely used by analysts and regulators to assess the capital position of financial services companies, although this ratio may not be comparable to similarly titled measures reported by other companies.

15 Non-GAAP Reconciliation The following table sets forth a reconciliation of each component of our capital ratios to the comparable GAAP component at June 30, 2017. COMMON EQUITY MEASURES GAAP Total common equity .................................................................................................... Less: Goodwill ............................................................................................................... Less: Intangible assets, net ............................................................................................. Tangible common equity ........................................................................................................ Adjustments for certain deferred tax liabilities and certain items in accumulated comprehensive income (loss) ................................................................ Basel III – Common equity Tier 1 (fully phased-in) ............................................................ Adjustments related to capital components during transition ........................................ Basel III – Common equity Tier 1 (transition) ................................................................... Risk-weighted assets – Basel III (fully phased-in) .............................................................. Risk-weighted assets – Basel III (transition) ....................................................................... $14,332 (991) (787) $12,554 337 $12,891 146 $13,037 $74,748 $74,792 $ in millions at June 30, 2017